UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 21, 2019

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130	P.O. Box 634	Cranbury	New Jersey	08512
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code	609	655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FCCY	NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2019, Raymond R. Ciccone, CPA, a former director of Shore Community Bank, a New Jersey state-chartered bank (“Shore”), was elected to the Board of Directors of each of 1st Constitution Bancorp (“1st Constitution”) and 1st Constitution’s wholly-owned subsidiary, 1st Constitution Bank (the “Bank”).

As previously announced, effective as of 5:01 p.m. Eastern Time on November 8, 2019 (the “Effective Time”), Shore merged with and into the Bank, with the Bank as the surviving entity (the “Merger”). In connection with the Merger, the size of the respective Boards of Directors of 1st Constitution and the Bank were each increased by one as of the Effective Time, and Mr. Ciccone’s election fills the vacancy on each Board of Directors.

Mr. Ciccone will serve as a director of 1st Constitution until 1st Constitution’s next annual meeting of shareholders and until his successor is duly elected and qualified and as a director of the Bank until the Bank’s next annual meeting of shareholders and until his successor is duly elected and qualified.

There is no arrangement or understanding between Mr. Ciccone and any other persons pursuant to which Mr. Ciccone was selected as a director. There are no transactions involving Mr. Ciccone requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Ciccone will be compensated for his service in the same manner as the other non-employee directors, as discussed in 1st Constitution’s proxy statement for its 2019 Annual Meeting of Shareholders, as amended, filed with the U.S. Securities and Exchange Commission.

A copy of the press release announcing the appointment of Mr. Ciccone as a director is being attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press Release dated November 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: November 26, 2019	By:	/s/ ROBERT F. MANGANO
	Name:	Robert F. Mangano
	Title:	President and Chief Executive Officer

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